LCM INTERNET GROWTH FUND, INC.

A Maryland Corporation

ANNUAL REPORT

AS OF MARCH 31, 2001

223 W. Lake Street
Chicago, Illinois 60606
312-705-3028

As of March 31, 2001 the issuer had outstanding
2,578,883 shares of Common Stock ($0.01 par value)


LCM INTERNET GROWTH FUND, INC.

Table of Contents
                                                                            Page
I. Letter to Shareholders......................................................4
II. Abbreviated Table of Investment Results....................................5
III. Fund Description..........................................................6
IV. Investment Objective and Strategy........................................6-7
V. Risk Factors and Website....................................................7
VI. Schedule of Investments.................................................8-10
VII. Statement of Assets and Liabilities......................................11
VIII. Statement of Operations.................................................12
IX. Statement of Changes in Net Assets........................................13
X. Financial Highlights.......................................................14
XI. Notes to Financial Statements..........................................15-17
XII. Report of Independent Accountants........................................18
XIII. Top Thirty Equity Positions.............................................19
XIV. Portfolio Allocation Graph...............................................20
XV. Distribution Reinvestment Plan............................................21
XVI. Frequently Asked Questions...............................................22
XVII. Board and Officers......................................................24

LCM INTERNET GROWTH FUND, INC.

LETTER TO SHAREHOLDERS

The past year was not kind to companies in the Internet and related technology sectors. Since your Fund invests in these companies, each of our investors has felt the consequent sting of the market `correction'. We are humbled by the Fund's performance over the last twelve months, but we also realize that there were no winners to speak of in the Internet space over the last year.

The original sell-off in mid-2000 led to a real economic slowdown in the technology sector. Many companies crafted their business models on building market leadership at all costs and spending advanced well ahead of revenue growth. With the market sell-off, access to capital dried up and companies were forced to cut spending dramatically. The real surprise to the market was not the slowdown in spending but how fast and how deep the technology slowdown spread across nearly every technology sector. This caused a stronger sell-off than most had anticipated and left many Internet stocks down 90% or more.

While unrealistic growth expectations and excessive corporate spending fueled the skyrocketing valuations and eventually led to the steep decline, the Internet continues to grow in use. Over the last year, AOL has added over 8 million new users, new domain registrations worldwide were up over 100%, and e-commerce grew by more than 100%. In our opinion the real dynamics driving the Internet have not changed. Utilization of the Internet to get real time information will improve the efficiencies of business and drive down costs. The goal of improving business efficiencies and the government's current movement towards business-to-government initiatives will lead to increased spending on technology again.

This current shakeout should lead to a smaller number of companies getting bigger pieces of this growing pie. The companies with better business models and better management are currently standing out against the competitors in this weak-spending environment. We will continue to focus on the leaders in each emerging sector and sub-sector because the leaders should survive and thrive when spending in technology starts to accelerate again.

Michael Grady
President
LCM Internet Growth Fund, Inc.

LCM INTERNET GROWTH FUND, INC.

ABBREVIATED TABLE OF INVESTMENT RESULTS
For Period Ended March 31, 2001

LCM Internet Growth Fund -- NAV
                                                                  TOTAL
                                                                  RETURN
NAV          ONE        THREE      SIX      CALENDAR   ONE         FROM
RETURNS(1)   MONTH      MONTH     MONTHS      YTD      YEAR     INCEPTION (2)(4)
            -23.06%    -36.21%   -67.05%    -36.21%   -73.46%     -57.96%

LCM Internet Growth Fund -- Market Value
                                                                    TOTAL
                                                                    RETURN
MARKET       ONE        THREE      SIX     CALENDAR     ONE          FROM
RETURNS(1)   MONTH      MONTH     MONTHS     YTD        YEAR       INCEPTION (3)
            -25.34%    -35.02%   -61.67%   -35.02%    -71.89%       -65.04%


Per Share Data

                   March 31, 2001   March 31, 2000    Inception Date
                   --------------   --------------    -----------------
Market Price        $3.33               $12.44            $10.00 (3)
Net Asset Value     $3.77               $14.81            $ 9.35 (4)

(1)  Returns for periods of less than one year are not annualized.

(2) Includes net gains from investments in IPOs. There can be no assurance that the Fund will continue to have access to IPOs or that any such investments in the future will be profitable for the Fund.

(3)  The  Inception  Date is October 26, 1999,  the day the Fund first traded on
     AMEX.

(4) The Inception Date is October 29, 1999, the day the Fund's initial public offering closed.

Investors should be aware that the information contained in this page is historical data and that past performance is not indicative of future investment results. Shares, when sold, may be worth more or less than their original cost.

LCM INTERNET GROWTH FUND, INC.

FUND DESCRIPTION

The Fund was organized on August 24, 1998 as a corporation under the laws of the State of Maryland. The Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940. LCM Capital Management Inc. ("LCMCM"), a registered investment advisor, is the Fund's Investment Advisor. As of March 31, 2001 there were 2,578,883 shares of the Fund's common stock issued and outstanding.

INVESTMENT OBJECTIVE AND STRATEGY

The Fund's investment objective is to seek capital appreciation through investment in a portfolio consisting primarily of equity securities issued by companies that LCMCM believes will benefit from growth in the internet sector. Equity securities are defined to include common stocks, securities convertible into common stocks such as convertible preferred stocks, bonds, notes and debentures, and American Depository Receipts ("ADRs"). Current income is not an investment consideration. The Fund's investment objective is a fundamental policy that may not be changed without the approval of a majority of the Fund's outstanding voting securities.

Under normal market conditions, at least 65% of the Fund's total assets are invested in the equity securities of companies that engage in Internet and Internet-related activities. Under favorable market conditions, the Fund typically is substantially fully-invested in such securities. The Fund may hold a small portion of its assets (generally not more than 10%) in U.S. government securities, money market securities and cash to meet ordinary daily cash needs. Under unusual circumstances, as a defensive technique, the Fund may retain a larger cash position and/or invest more assets in U.S. government securities and/or money market securities deemed by LCMCM to be consistent with a temporary defensive posture. To the extent the Fund engages in temporary investment strategies, the Fund may not achieve its investment objective.

In assessing Internet-related investment opportunities, LCMCM has divided the Internet into three major areas consisting of sectors and sub-sectors. The three major areas are Infrastructure, Content, and E-commerce. Infrastructure refers to the basic connections, networks, and computer and server hardware necessary to convey information from point A to point B. Content includes those sites, services, software and applications necessary to facilitate user access to information and/or services on the web. E-commerce is the structure necessary to conduct business-to-business, consumer-to-business and government-to-business transactions.

LCMCM closely monitors the Internet and technology industries for emerging and obsolete sub-sectors. Within each sub-sector, LCMCM evaluates the companies vying for leadership positions. Generally, such leaders are added to the Fund's holdings. LCMCM recognizes that these leaders will not remain static and continually evaluates the leadership changes.

LCM INTERNET GROWTH FUND, INC.

Generally, at least 85% of the Fund's Internet-related equity investments are divided among the leaders LCMCM has identified. As the leaders change, the Fund's investments may be rebalanced to reflect the change. Such rebalancing increases the Fund's transactional expenses and portfolio turnover. The Fund may invest up to 15% of its equity investments in special situations, generally in private companies with cutting-edge technology.

RISK FACTORS

An investment in shares of the Fund involves a number of risks. As a result, there can be no assurance that the Fund will achieve its investment objective. Due to the risks inherent in the securities in which the Fund invests, the Fund should not be considered a complete investing program. Investors should consider the following risk factors when evaluating an investment in shares of the Fund.

Volatility of Investments The market prices of the securities in which the Fund invests are highly volatile and are subject to wide fluctuations, which may result in similar fluctuations in the net asset value of the Fund's stock.

Concentration in the Technology Sector The net asset value of the Fund's shares is especially influenced by factors specific to the technology sector and may fluctuate more than the net asset value of shares in a portfolio investing in a broader range of industries.

Investments in Smaller Companies and/or Illiquid Securities Because the Internet is relatively new, many of the companies in which the Fund invests are small with little prior operating history, and certain of these companies may have securities which are thinly traded, restricted as to resale or otherwise illiquid.

Discount to Net Asset Value Shares of closed-end management investment companies frequently trade at a discount to their net asset value. Investors should be aware that the discount (or premium) to net asset value can fluctuate significantly.

Initial Public Offerings From time to time, the Fund invests in companies at the initial public offering stage. The Fund has no assurance that it will continue to have access to such investments, or that any such investments will be profitable for the Fund.

For a more complete discussion of the Fund's risk factors, please see the Fund's initial public offering prospectus.

www.lcmfunds.com

Shareholders can get updates on the Fund's daily net asset value and stock price at the Fund's website, www.lcmfunds.com. Investors will also find links to the Fund's quarterly, semi-annual and annual reports, as well as press releases issued by the Fund.

LCM INTERNET GROWTH FUND, INC.

SCHEDULE OF INVESTMENTS
March 31, 2001

Shares                                                                 Value
--------                   COMMON STOCKS - 79.4%**                    ---------

                           Business Services - 1.2%**
135,000                    marchFIRST, Inc. * i v                  $   21,094
13,000                     Sapient Corporation *                       93,438
                                                                       ------
                                                                       114,532
                           Computers and Electronics - 13.1%**
24,000                     Advanced Digital Information Corporation *  415,500
10,000                     Apple Computer, Inc. *                      220,700
9,000                      EMC Corporation *                           264,600
26,000                     M-Systems Flash Disk Pioneers Ltd. *f       183,625
5,000                      SanDisk Corporation *                       101,875
6,000                      Sun Microsystems, Inc. *                    92,220
                                                                       ---------
                                                                       1,278,520

                           E-Commerce - 4.4%**
41,000                     Digitas, Inc. *                             192,187
32,000                     PurchasePro.com, Inc. *                     232,000
                                                                       -------
                                                                       424,187

                           Exchange Traded Funds - 0.6%**
10,000                     B2B Internet HOLDRs Trust                   58,800
                                                                       ------

                           Fiber Optics - 2.1%**
10,000                     Finisar Corporation *                       95,937
14,400                     Optical Communication Products, Inc. *     100,800
500                        TyCom, Ltd. *f                               6,575
                                                                      ----------
                                                                      203,312

                           Financial Services - 1.9%**
15,000                     E*TRADE Group, Inc. *                       104,700
7,000                      TD Waterhouse Group, Inc. *                  75,600
                                                                      ----------
                                                                       180,300

                           Internet Content - 5.0%**
10,000                     EarthLink, Inc. *                           121,250
75,000                     Infonautics, Inc. *                          58,594
40,000                     InfoSpace, Inc. *                            88,750
14,000                     Yahoo! Inc. *                               220,500
                                                                       ---------
                                                                       489,094

                           Networking Products - 4.7%**
5,500                      Brocade Communications Systems, Inc. *       114,895
5,000                      Cisco Systems, Inc. *                         79,062
9,000                      Emulex Corporation *                         169,313
24,400                     IBS Interactive, Inc. *                       18,300
4,000                      Openwave Systems, Inc. *                      79,360
                                                                        --------
                                                                        460,930
Page 8

LCM INTERNET GROWTH FUND, INC.

SCHEDULE OF INVESTMENTS, Continued
March 31, 2001

Shares                                                                 Value
-------                    Network Security - 0.7%**                 ----------
20,500                     V-ONE Corporation *                      $  28,828
5,000                      WatchGuard Technologies, Inc. *             41,250
                                                                       ------
                                                                       70,078

                           Semiconductors - 12.9%**
14,000                     Applied Micro Circuits Corporation *        231,000
20,000                     Atmel Corporation *                         196,250
15,500                     Cirrus Logic, Inc. *                        231,531
5,000                      Cree, Inc. *                                 74,850
22,500                     Intersil Holding Corporation *              414,844
4,500                      Vitesse Semiconductor Corporation *         107,156
                                                                       ---------
                                                                     1,255,631

                           Software - 24.6%**
15,500                     BEA Systems, Inc. *                         455,312
10,000                     Compuware Corporation *                      97,500
43,490                     GraphOn Corporation *                        40,772
18,000                     i2 Technologies, Inc. *                     261,000
10,000                     Manugistics Group, Inc. *                   183,125
10,000                     McDATA Corporation Class B *                226,719
11,044                     Oracle Corporation *                        165,439
3,000                      PeopleSoft, Inc. *                           70,313
35,000                     Portal Software, Inc. *                     295,312
11,400                     Siebel Systems, Inc. *                      310,080
22,500                     TIBCO Software, Inc. *                      191,250
2,000                      VERITAS Software Corporation *               92,480
                                                                        ------
                                                                     2,389,302

                           Telecommunication Equipment - 2.5%**
12,684                     ADC Telecommunications, Inc. *              107,814
4,000                      Digital Lightwave, Inc. *                    71,500
25,600                     WJ Communications, Inc. *                    64,000
                                                                       243,314

                           Telecommunication Services - 3.2%**
65,900                     o2wireless Solutions, Inc. *                131,800
4,000                      Qwest Communications International, Inc. *  140,200
10,000                     Wireless Facilities, Inc. *                  41,250
                                                                      ----------
                                                                       313,250

                           Wireless Equipment - 2.7%**
4,300                      EMS Technologies, Inc. *                     67,188
7,000                      Powerwave Technologies, Inc. *               95,375
10,000                     Proxim, Inc. *                              100,625
                                                                       ---------
                                                                       263,188

                           TOTAL COMMON STOCKS (Cost $11,551,046)      7,744,438
                                                                       ---------
Page 9

LCM INTERNET GROWTH FUND, INC.

SCHEDULE OF INVESTMENTS, Continued
March 31, 2001

Contracts
(100 shares per contract)     PUT OPTIONS PURCHASED - 0.2%**           Value
-------------------------                                              -----
100                        Rational Software Corporation*
                              Expiration, April 2001
                              Exercise Price $15.00                  $ 10,000
100                        Symantec Corporation*
                              Expiration, April 2001
                              Exercise Price $35.00                     9,375
                                                                       --------
                           TOTAL PUT OPTIONS (Cost $ 21,538)           19,375
                                                                       ---------

Shares                        WARRANTS - 0.1%**
------
7,500                      IBS Interactive, Inc.* i v
                              Expiration, March 14, 2003
                              Exercise Price $13.75                     4,554
                                                                       ---------
                           TOTAL WARRANTS (Cost $18,000)                4,554
                                                                       ---------

Principal
Amount/Shares
                              SHORT-TERM INVESTMENTS - 18.5%**
                           INVESTMENT COMPANY - 2.0%**
200,000                    Firstar US Treasury Money Market Fund     $ 200,000
                                                                      ----------
                           U.S. TREASURY BILL - 4.3%**
$422,000                            6.11%, Maturing 04/12/2001         421,474
                           VARIABLE RATE DEMAND NOTES - 12.2%** d
315,422                    American Family Demand Note, 4.63%          315,422
124,156                    Wisconsin Corporate Central
                           Credit Union, 4.725%                        124,156
339,783                    Wisconsin Electric Power Company, 4.63%     339,783
404,242                    Sara Lee Demand Note, 4.655%                404,242
                                                                       ---------
                           TOTAL VARIABLE RATE DEMAND NOTES          1,183,603
                                                                       ---------
                           TOTAL SHORT-TERM INVESTMENTS
                           (Cost $1,804,975)                         1,805,077
                                                                     ----------

                           TOTAL INVESTMENTS (Cost $13,395,559)    $ 9,573,444
                                                                     -----------

*    Non-income producing security
**   Computed as a percentage of net assets
f    U.S. security of foreign company
i    Illiquid security
v    Fair valued security
d Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of March 31, 2001.

See Notes to Financial Statements

LCM INTERNET GROWTH FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2001

Assets:
Investments, at value (cost $13,395,559) . . . . . . . . . . . . . . . 9,573,444
Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3,153
Receivable for investments sold . . . . . . . . . . . . . . . . . . . .  616,200
Dividends and interest receivable . . . . . . . . . . . . . . . . . . .    2,902
Other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    11,305
                                                                       ---------
Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10,207,004
                                                                      ----------

Liabilities:
Payable for investments purchased . . . . . . . . . . . . . . . . . . . .356,287
Payable to Adviser . . . . . . . . . . . . . . . . . . . . . . . . . . .   9,121
Accrued expenses and other liabilities . . . . . . . . . . . . . . . . . 106,548
                                                                        --------
Total liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . .  471,956
                                                                        --------
Net assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .$9,735,048
                                                                       ---------

NET ASSETS CONSIST OF:
Common stock, at par ($0.01), 500 million shares authorized . . . . . . .$26,406
Additional paid-in capital. . . . . . . . . .. . . . . . . . . . . .  24,677,103
Cost of 61,700 shares held in treasury. . . . .. . . . . . . . . . .   (563,983)
Accumulated net investment loss. . . . . . . . . . . . . . . . . . . . (146,765)
Accumulated undistributed net realized losses . . . . . . . . . . . (10,435,598)
Net unrealized depreciation on investments . . . . . . . . . . . . . (3,822,115)
                                                                     -----------
Net assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $9,735,048
                                                                      ==========
Net assets, per share of Common Stock
(based on 2,578,883 shares outstanding). . . . . . . . . . . . . . . . .   $3.77
                                                                         =======
Market value, per share of Common Stock . . . . . . . . . . . . . . . .     3.33
                                                                         =======

See Notes to Financial Statements

LCM INTERNET GROWTH FUND, INC.

STATEMENT OF OPERATIONS
For the Year ended March 31, 2001

INVESTMENT INCOME:
Interest income . . . . . . . . . . . . . . . . . . . . . . . . . . . . $297,824
Dividend income (net of foreign taxes withheld of $2) . . . . . . . . .    4,281
                                                                         -------
Total investment income . . . . . . . . . . . . . . . . . . . . . . . .  302,105
                                                                         -------

EXPENSES:
Investment advisory fee . . . . . . . . . . . . . . . . . . . . . . . .  247,023
Administration fee . . . . . . . . . . . . . . . . . . . . . . . . . . .  35,135
Shareholder servicing and accounting costs . . . . . . . . . . . . . . .  55,445
Custody fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25,325
Registration . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9,865
Professional fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . 45,665
Reports to shareholders . . . . . . . . . . . . . . . . . . . . .  . . .  39,875
Directors' fees and expenses . . . . . . . . . . . . . . . . . . . . . . .35,100
Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 46,272
                                                                        --------
Total expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 539,705
                                                                        --------
Net investment loss . . . . . . . . . . . . . . . . . . . . . . . . . .(237,600)
                                                                        --------

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS:
Realized gain (loss) on:
Long transactions. . . . . . . . . . . . . . . . . . . . . . . . . .(16,364,886)
Short sale transactions. . . . . . . . . . . . . . . . . . . . . . . .   17,351
Options expired or closed. . . . . . . . . . . . . . . . . . . . . . .  371,520
Change in unrealized appreciation (depreciation) on:
Investments. . . . . . . . . . . . . . . . . . . . . . . . . . . .  (11,178,370)
Written options. . . . . . . . . . . . . . . . . . . . . . . . . . .    (93,479)
                                                                        --------
Net realized and unrealized loss on investments. . . . . . . . . .  (27,247,864)
                                                                    ------------
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS. . . . . . . . . . . . . . . . . . . . . $(27,485,464)
                                                                   =============
See Notes to Financial Statements

LCM INTERNET GROWTH FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS


                                                                       Year             For the Period
                                                                       Ended            October 29, 1999(1)
                                                                       March 31, 2001   to March 31, 2000
                                                                       --------------   -----------------

OPERATIONS:
Net investment loss. . . . . . .. . . . . . . . . . . . . . . . . $     (237,600)       $   (139,316)
Net realized gain (loss) on:
Long transactions. . . . .. . . . . . . . . . . . . . . . . . . . . .(16,364,886)           7,022,071
Short transactions. . . . . . . . . . . . . . . . . . . . . . . . . . .   17,351               11,684
Options contracts expired or closed. . . . . . . . . . . . . . . . . . . 371,520               57,105
Change in unrealized appreciation (depreciation) on:
Investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . (11,178,370)           7,356,255
Written options. . . . . . . . . . . . . . . . . . . . . . . . . . . . ..(93,479)              93,479
                                                                     ---------------      --------------
Net increase (decrease) in net assets resulting from operations. . . (27,485,464)          14,401,278
                                                                      ------------        --------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold (0 and 2,640,583 shares, respectively). . . . . .   -            24,703,510
Cost of treasury shares purchased (61,700 and 0 shares, respectively). .(563,983)                  -
                                                                        ---------        ---------------
Net increase (decrease) in net assets resulting
from capital share transactions. . . . . . . . . . . . . . . . . . . . .(563,983)           4,703,510
DISTRIBUTIONS TO SHAREHOLDERS FROM:                                    ----------        ---------------
Net realized gains . . . . . . . . . . . . . . . . . . . . . . . . . .(1,320,293)                  -
                                                                      --------------     ---------------
Total distributions . . . . . . . . . . . . . . . . . . . . . . . . . (1,320,293)                  -
                                                                      --------------     ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS. . . . . . . . . . . . . . . (29,369,740)          39,104,788
                                                                       ------------      ----------------
NET ASSETS
Beginning of period. . . . . . . . . . . . . . . . . . . . . . . . .  39,104,788                     -
                                                                     ---------------     ----------------
End of year. . . . . . . . . . . . . . . . . . . . . . . . . . . .  .$ 9,735,048      $     39,104,788
                                                                     ==============      =================


(1) From commencement of operations on October 29, 1999

See Notes to Financial Statements

LCM INTERNET GROWTH FUND, INC.

FINANCIAL HIGHLIGHTS

                                                     Year Ended          Period Ended
                                                     March 31, 2001      March 31, 2000(1)
                                                     --------------      -----------------
Net asset value, beginning of period. . . . . . . . $    14.81            $     9.35

INCOME FROM INVESTMENT OPERATIONS
Net investment loss. . . . . . . . . . . . . . . . . . . (0.09)                (0.05)
Net realized and unrealized gain (loss) on investments. (10.45)(4)              5.51
                                                      ---------------           ----
                                                        (10.54)                 5.46
                                                      --------------            ----

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains . . . . . . . . . . . . . . . . . . . (0.50)                    -
                                                         --------               -----

Net asset value, end of period . . . . . . . . . . . . . $3.77                $14.81
                                                         =====                 ======

TOTAL RETURN
Market value. . . . . . . . . . . . . . . . . . . . .   (71.89)%               24.38%(2)
Net asset value. . . . . . . . . . . . . . . . . . . . .(73.46)%               58.40%(2)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) . . . . . .  $ 9,744                $ 39,105
Ratio of expenses to average net assets. . . . . . . .   2.19%                  1.78%(3)
Rato of net investment loss to average net assets. . . .(0.93)%                (0.94)%(3)
Portfolio turnover rate. . . . . . . . . . . . . . . . 550.56%                168.62%

(1)  From commencement of operations on October 29, 1999
(2)  Not annualized
(3)  Annualized
(4) Includes $0.06 of gains resulting from the buyback of treasury shares at a discount from the net asset value

See Notes to Financial Statements

LCM INTERNET GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
LCM Internet Growth Fund, Inc. (the "Fund") was incorporated under the laws of the state of Maryland on August 24, 1998 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund commenced operations on October 29, 1999. The investment objective of the Fund is to seek capital appreciation by investing in a portfolio consisting primarily of equity securities issued by companies that the Fund's investment advisor believes will benefit from growth of the Internet. Current dividend income is not an investment consideration. Under normal market conditions, the Fund will invest at least 65% of its total assets in the equity securities of companies that engage in Internet and Internet-related activities. The following is a summary of significant accounting policies followed by the Fund.

a) Investment Valuation - Common stocks and securities sold short that are listed on a security exchange or quoted on NASDAQ are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. If such securities were not traded on the valuation date, they are valued at the average of the current bid and asked price. Unlisted equity securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid price. Investments in open-end mutual funds are valued at the net asset value on the day the valuation is made. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by management in accordance with procedures approved by the Board of Directors. At March 31, 2001, such securities represent 0.26% of the Fund's net assets.

b) Written Option Accounting - The Fund may write (sell) call options for trading purposes and write put options for hedging purposes. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on securities sold) and the Fund realizes a gain or loss from the sale of the security. All written options must be fully collateralized. The Fund maintains, as appropriate, cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of the purchase obligation of put options or the market value of the instrument underlying the contract for call options. See Note 3 for options written by the Fund for the fiscal year ended March 31, 2001.

c) Purchased Option Accounting - Put and call option contracts may be held by the Fund for trading and hedging purposes. Premiums paid for option contracts purchased are included in the Statement of Assets and Liabilities as an asset. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities.

d) Short Sales - The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the short sale proceeds is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require the Fund to purchase the securities at prices which may differ from the market value reflected in the Statement of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required to maintain assets consisting of cash, cash equivalents or liquid securities. The amount of these assets must be adjusted daily to reflect changes in the value of the securities sold short. At March 31, 2001, the Fund did not hold any short positions.

e) Foreign Securities - The Fund may invest up to 5% of its net assets in foreign securities. Investing in securities of foreign companies and foreign governments involves certain risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

f) Federal Income Taxes - It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute, at least annually, substantially all of its net investment income and net realized capital gains to shareholders. Therefore, no provision for federal income taxes is required.

g) Investment Income and Investment Transactions - Investment transactions are recorded on trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income (or expense on securities sold short) is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

h) Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States of America. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

i) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term  investments,
options  and  short  positions)   aggregated   $112,547,847  and   $102,294,611,
respectively, for the year ended March 31, 2001.

At March 31, 2001, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

Appreciation                                $   252,259
Depreciation                                 (5,710,424)
                                            ---------------
Net depreciation on investments             $(5,458,165)

At March 31, 2001, the cost of investments for federal income tax purposes was $15,031,609.

3.   OPTION CONTRACTS WRITTEN
The premium amount and the number of option contracts written during the period ended March 31, 2001, were as follows:

                                            Premium Amount   Number of Contracts
                                           ---------------- --------------------
Options outstanding at March 31, 2000           $227,604              90
Options written                                  483,501           1,140
Options closed                                  (394,832)           (817)
Options exercised                                (40,877)           (125)
Options expired                                 (275,396)           (288)
Options outstanding at March 31, 2001              ---               ---

4.   INVESTMENT ADVISORY AND OTHER AGREEMENTS
The Fund has entered into an investment advisory agreement with LCM Capital Management, Inc. ("LCMCM"). Pursuant to this agreement, LCMCM is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1% as applied to the Fund's daily net assets. Firstar Mutual Fund Services, LLC serves as administrator and accounting services agent for the Fund, and Firstar Bank, N.A. serves as transfer agent, dividend paying agent, registrar and custodian.

5.   STOCK REPURCHASE PROGRAM
The Fund may repurchase its shares at such time as the Fund's shares are trading at a greater than 10% discount to the Fund's net asset value. During the year ended March 31, 2001, the Fund purchased 61,700 shares of capital stock on the open market at a cost of $563,983. The weighted average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase, was 22.7%. No limit has been placed on the number of shares to be purchased by the Fund other than those imposed by federal securities laws. All purchases will be made in accordance with federal securities laws. The shares purchased are held in treasury.

6.   CAPITAL STOCK
Transactions in shares of common stock were as follows:
                                            Year Ended           Period Ended
                                            March 31, 2001       March 31, 2000
                                            --------------       --------------
Shares outstanding, beginning of period     2,640,583                     -
Shares sold                                          -           2,640,583
Shares repurchased                          (61,700)                      -
Shares, outstanding, end of period          2,578,883            2,640,583

LCM INTERNET GROWTH FUND, INC.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of LCM Internet Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of LCM Internet Growth Fund, Inc. (the "Fund") at March 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
May 14, 2001

LCM INTERNET GROWTH FUND, INC.

TOP THIRTY EQUITY POSITIONS

                                                                     Percentage
Rank           Rank                                                       of
3/31/2001      12/31/2000  Security                           Value   Net Assets
1              -           BEA Systems, Inc.             $    455,312     4.67%
2              1           Advanced Digital Info. Corp.       415,500     4.26%
3              3           Intersil Holding Corp.             414,844     4.26%
4              -           Siebel Systems, Inc.               310,080     3.18%
5              7           Portal Software, Inc.              295,312     3.03%
6              14          EMC Corporation                    264,600      2.72%
7              -           i2 Technologies, Inc.              261,000     2.68%
8              5           Purchasepro.com                    232,000     2.38%
9              58          Cirrus Logic, Inc.                 231,531     2.37%
10             26          Applied Micro Circuits Corp.       231,000     2.37%
11             -           McDATA Corporation                 226,719     2.33%
12             -           Apple Computer, Inc.               220,700     2.26%
13             -           Yahoo! Inc.                        220,500     2.26%
14             -           Atmel Corporation                  196,250     2.01%
15             -           Digitas Inc.                       192,187     1.97%
16             -           Tibco Software, Inc.               191,250     1.88%
17             -           M-Systems Flash Disk Pioneers      183,625     1.88%
18             -           Magnugistics Group, Inc.           183,125     1.88%
19             -           Emulex Corporation                 169,313     1.74%
20             35          OracleCorporation                  165,439     1.70%
21             55          Qwest Communications               140,200     1.44%
22             -           O2wireless Solutions, Inc.         131,800     1.35%
23             -           EarthLink, Inc.                    121,250     1.24%
24             -           Brocade Comm. Systems, Inc.        114,895     1.18%
25             8           ADC Telecommunications, Inc.       107,814     1.11%
26             20          Vitesse Semiconductor Corp.        107,156     1.10%
27             52          E*TRADE Group                      104,700      1.07%
28             56          SanDisk Corporation                101,875     1.05%
29             60          Optical Comm. Products, Inc.       100,800     1.03%
30             -           Proxim, Inc.                       100,625     1.03%

LCM INTERNET GROWTH FUND, INC.

FUND POSITION BREAKDOWN [Graph]
March 31, 2001

Internet Content
5%
Networking Products
5%
Network Security
1%
Fiber Optics
2%
Exchange Traded Funds
1%
Financial Services
2%
E- Commerce
4%
Telecommuncations Services
3%
Wireless Equipment
3%
Telecommunication
Equipment
3%
Software
25%
Semiconductors
13%
Computers and Electronics
13%
Business Services
1% Warrants & Options
0%
Cash & Equivalents
19%

LCM INTERNET GROWTH FUND, INC.

DISTRIBUTION REINVESTMENT PLAN

Under the Fund's Distribution Reinvestment Plan (the "Plan"), shareholders may elect to receive distributions in cash paid by check, and shareholders not making such election will have all such amounts automatically reinvested in whole or fractional shares of the Fund's common stock. Firstar Bank N.A. acts as the agent for the participants in the Plan (the "Plan Agent").

If the directors of the Fund declare a distribution, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares determined as follows:

o Whenever the market price per share of FND on the valuation date is equal to or exceeds the NAV per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, if NAV is less than 95% of the market price of the Fund's shares on the valuation date, then such shares will be issued to participants at 95% of the market price.

o If NAV exceeds the market price of the Fund's shares on the valuation date, the Plan Agent will purchase shares of FND on the open market for the accounts of the participants in the Plan. Such purchases will be made on or shortly after the payable date. If, before such open market purchases can be completed, the market price of FND shares exceeds NAV, the open market purchases will cease and the Fund will issue the remaining shares at a price equal to the higher of NAV or 95% of the then market price of the Fund's shares. Note: The valuation date is the distribution payment date, and if that date is not an AMEX trading day, then the next trading day.

The Plan Agent maintains all shareholder accounts for Plan participants and furnishes written confirmations of all transactions in such accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the participant.

There is no charge to participants for reinvesting distributions. The Plan Agent's fees for handling the reinvestment of distributions are paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund upon declaration of a distribution as described above. However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to the above-referenced open market purchases in connection with the reinvestment of distributions. Shares of FND are purchased in blocks for all participants, then distributed by the Plan Agent, thereby reducing overall brokerage commissions. The Plan Agent may use its affiliates and/or affiliates of LCM Capital Management, Inc. for trading activity relative to the Plan. Any such affiliate would receive a commission for such trading transactions.

If a shareholder desires to discontinue participation in the Plan, the shareholder will receive a certificate for the appropriate number of full shares in the account, along with a check in payment for any fractional shares. To discontinue participation in the Plan, call Will Thimes at 312-705-3024. Distributions are taxable, whether received in cash or in shares.

The Fund reserves the right to amend or terminate the Plan, provided that participants are given written notice at least 30 days prior to the effective date thereof. For more information about the Plan, please call Firstar Bank at
(877) 526-7528.

LCM INTERNET GROWTH FUND, INC.

FREQUENTLY ASKED QUESTIONS

HOW CAN I INVEST IN LCM INTERNET GROWTH FUND?
Unlike open-end mutual funds, the Fund is a closed-end management investment company, which means that its shares of common stock are bought and sold in the same manner as other publicly held companies. The Fund's shares trade on the American Stock Exchange under the symbol "FND." Shares of FND may be bought or sold through any registered investment securities dealer, including on-line trading firms.

HOW ARE CLOSED-END FUNDS DIFFERENT FROM OPEN-END FUNDS?
Both types of investment companies are authorized by the Investment Company Act of 1940, but there are important differences between the two. Open-end funds continually issue and redeem their own securities at net asset value, whereas closed-end funds offer their securities through an initial public offering and the shares are thereafter traded on an exchange at a price determined by market conditions, which does not necessarily correlate with the fund's net asset value. Open-end funds are subject to unpredictable capital inflows and outflows, but can grow at a rapid rate by adding additional investors and/or investment capital. Closed-end fund managers have greater certainty as to the assets under management, but growth for a closed-end fund generally comes almost entirely from the appreciation of its assets. For more information about closed-end funds, including articles by industry analysts, see www.cefa.com/research.

HOW CAN I FIND INFORMATION ABOUT THE FUND'S STOCK PRICE, NET ASSET VALUE AND TRADING ACTIVITY?
The Fund's closing stock price and net asset value are typically posted on the Fund's website, www.lcmfunds.com on a daily basis. Trading information for FND can be obtained from any source that lists information for stocks listed on AMEX, such as major newspapers and on-line quotation websites.

ARE STOCK CERTIFICATES AVAILABLE?
Yes. While most shareholders hold their shares in "street name," all record shareholders are entitled to receive a certificate evidencing their shares if so desired. To request a stock certificate, or to replace a lost, damaged or stolen certificate, please write to: LCM Internet Growth Fund c/o Firstar Bank P.O. Box 2077 Milwaukee, Wisconsin 53201 Attention: Angela Williams

DOES THE FUND PAY REGULAR DIVIDENDS?
As of March 31, 2001 the Board of Directors of the Fund has not approved payment of a regular dividend to shareholders. Should the Board declare a regular dividend or a special distribution, the Fund will notify shareholders through a press release. Visit www.lcmfunds.com regularly to keep up with announcements by the Fund.

LCM INTERNET GROWTH FUND, INC.

BOARD OF DIRECTORS

MICHAEL R. GRADY, Jr.
President
LCM Capital Management, Inc.
Chicago, Illinois

BARRY J. GLASGOW
Chief Investment Officer
LCM Capital Management, Inc.
Chicago, Illinois

DAVID VON VISTAUXX, Ph.D.*
President
Vistauxx Ltd.
Silver Springs, Maryland

MICHAEL RANDOR, Ph.D.
Professor
Kellogg Graduate School of Management
Northwestern University
Evanston, Illinois

GEORGE D. KRAFT, Ph.D.
Professor
I.I.T. Stuart Graduate School of Business
Chicago, Illinois

LAWRENCE E. HARB
President
IT Risk Managers, Inc.
Okemos, Michigan

EXECUTIVE OFFICERS
MICHAEL R. GRADY, Jr.
President and Treasurer

BARRY J. GLASGOW
Vice President and Secretary

INVESTMENT ADIVSOR
LCM CAPITAL MANAGEMENT, INC.
223 W. Lake Street
Chicago, Illinois 60606
312-705-3028

CUSTODIAN, TRANSFER AGENT AND REGISTRAR
FIRSTAR BANK, N.A.
615 East Michigan Street
Milwaukee, Wisconsin 53202

*nee David Schwering